SUPPLEMENT DATED MARCH 26, 2015
TO THE AUL AMERICAN UNIT TRUST
PROSPECTUS DATED MAY 1, 2014

As a natural part of the lifecycle management of American Century’s One Choice 2015 Investor Class and One Choice 2015 Portfolio Class A, all share classes will combine into One Choice In Retirement Investor and One Choice In Retirement Portfolio Class A, respectively, on March 27, 2015.

The American Century Investments Board of Directors (the “Board”) approved an agreement and plan of reorganization, whereby the net assets of One Choice 2015 Portfolio will be transferred to One Choice In Retirement Portfolio in exchange for shares of One Choice In Retirement Portfolio, and the assets of One Choice 2015 Portfolio R6 will be transferred to One Choice In Retirement Portfolio R6 in exchange for shares of One Choice In Retirement Portfolio R6 (the “Reorganization”).

The Board, including the Directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders.

The Reorganization is expected to be effective on March 27, 2015, as of the close of the New York Stock Exchange (“NYSE”). One Choice 2015 Portfolio R6 shareholders will receive shares of equal value of One Choice In Retirement Portfolio R6 in exchange for their shares of One Choice 2015 Portfolio R6. The value of a shareholder’s account will not change as a result of the transaction.

It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization.

Because One Choice 2015 Portfolio R6 and One Choice In Retirement Portfolio R6 have the same target asset allocations, both funds’ investment objectives and strategies are substantially similar and their total expense ratios are expected to be the same.

Old Fund	New Fund
American Century One Choice 2015 Investor	American Century One Choice In Retirement Investor
American Century One Choice 2015 A	American Century One Choice In Retirement A

All references to the American Century One Choice 2015 Funds have been removed from the AUL American Unit Trust Prospectus. Pages 10 and 182 of the AUL American Unit Trust Prospectus are revised to reflect the new Funds.

For additional information about the funds, please refer to the funds’ prospectus and statement of additional information, which are available at ipro.americancentury.com and can also be obtained by calling American Century at 1-800-345-6488.

If participants do not want future contributions directed to the Reorganized investment options, they can visit AUL’s website at www.oneamerica.com and log into their Account or call OneAmerica TeleServe at 1-800-249-6269 to change their future contribution investment option elections and transfer balances from the Acquiring Fund into other investment options. If you have any questions regarding the merger, please contact your plan services consultant.

This supplement should be retained with the Prospectus for future reference.